PremierWest BANCORP


PORTLAND
Oregon
EUGENE
REDMOND
BEND
DRAIN
COOS BAY
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
GRANTS PASS
SHADY COVE
CENTRAL PT
EAGLE PT
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
DORRIS
TULELAKE
GREENVIEW
WEED
MT. SHASTA
McCLOUD
DUNSMUIR
REDDING
California
ANDERSON
RED BLUFF
CORNING
CHICO
ROCKLIN
ROSEVILLE
WOODLAND
FOLSOM
NATOMAS
ELK GROVE
GALT

Sandler O'Neill 2009 West Coast Financial Services Conference

Forward Looking Statement Disclosure

This presentation may include "forward-looking statements" about PremierWest. Forward-looking statements generally include financial projections; descriptions of plans or objectives of management for future operations, products or services; forecasts of future economic performance; and descriptions of assumptions underlying or relating to any of the foregoing. Forward-looking statements discuss matters that are not facts, and often include the word "believe," "expect," "anticipate," "intend," "plan," "estimate," "project", "target," "will," "can," "would," "should," "could" or "may." You should not unduly rely on forward-looking statements. Forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. They give our expectations about the future and are not guarantees. Forward-looking statements speak only as of the date they are made, and we do not undertake to update them to reflect changes that occur after the date they are made.

There are a number of factors that could cause results to differ significantly from our expectations, including competition; deterioration in credit quality, or in the value of the collateral securing our loans, due to higher interest rates, increased unemployment, further or continued disruptions in the credit markets, or other economic factors; customer acceptance of new products and services; economic conditions and events that disproportionately affect our business due to regional concentration; general business and economic conditions, including the residential and commercial real estate markets; interest rate changes; regulatory and legislative changes; changes in the demand for loans and changes in consumer spending, borrowing and savings habits; and changes in accounting policies. Our periodic reports filed with the SEC including our annual report on Form 10-K for the year ended December 31, 2007 and our quarterly report on Form 10-Q for the period ended September 30, 2008 describe additional factors.

This presentation includes information about our historical financial performance, and this information should not be considered as an indication or projection of future results.

$ 1.5 Billion
Financial Services Company

PremierWest Bank (46 Offices)

Premier Finance Company

PremierWest Investment Services, Inc.

Capitalization

Nasdaq SmallCap:

PRWT

Common Shares

23.6 million

Market Capitalization

$ 80 million

Average Trading Volume

35,596 *

Data as of 02/24/2009

**NASDAQ50 day average*

PremierWest History - 1998 to 2009

- Bank of Southern Oregon – 2 Branches (Name Change)
- Four (4) Bank Acquisitions (27 Branches – 2 States)
- 18 DeNovo Branches
- Finance Company Acquisition
- Investment Subsidiary

Net Income and Provision *($'s in millions)*



$25.0
$20.0
$15.0
$10.0
$5.0
$-
$4.3
$1.0
$6.0
$1.2
$9.1
$0.8
$13.2
$0.2
$14.6
$0.8
$15.1
$0.7
$0.6
$23.2
2002
2003
2004
2005
2006
2007
2008
Net Income
Provision

PremierWest BANCORP

Loan Portfolio


Consumer/ Other 9%
Ag/Farm 4%
C&I 20%
CRE OO 21%
CRE NOO 46%

Total Loans: $1.3 Billion


SFR OR 3%
SFR CA 3%
Comm'l Land & Dev 14%
SFR Land & Dev 17%
Comm'l Construction 8%
Comm'l Term 55%

CRE Non-Owner Occupied: $0.6 Billion

Data as of 12/31/2008

Non-Performing Loans



C & I
1.5%
Consumer
6.5%
CRE OO
3.4%
CRE NOO
88.6%

Total NPL: $64.9 Million

<u>NPL's as a % of Loan Category</u>

CRE OO	0.84%
CRE NOO	9.88%
C & I	0.38%
Ag/Farm	0.00%
Consumer	3.63%
Total	5.13%

PremierWest BANCORP

Data as of 12/31/2008

Deposits


DDA
19%
Interest
Bearing
81%

Total Deposits: $1.2 Billion

Cost of Deposits & Borrowings	
Avg Int Bearing	2.71%
Avg Borrowings	4.62%
Composite with DDA	2.80%
Net Interest Spread	4.12%
Net Interest Margin	4.71%

Data as of 12/31/2008

Strategy


PORTLAND
Oregon
EUGENE
REDMOND
BEND
DRAIN
COOS BAY
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
GRANTS PASS
SHADY COVE
CENTRAL PT
EAGLE PT
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
DORRIS
TULELAKE
GREENVIEW
WEED
MT. SHASTA
McCLOUD
DUNSMUIR
REDDING
California
ANDERSON
RED BLUFF
CORNING
CHICO
ROCKLIN
ROSEVILLE
FOLSOM
WOODLAND
NATOMAS
ELK GROVE
GALT

Build a $3.0 billion Financial Services Company

Over $32 Billion Market

PremierWest BANCORP

Growing Markets – Great Opportunities



PORTLAND
Oregon
EUGENE
REDMOND
BEND
DRAIN
COOS BAY
SUTHERLIN
GLIDE
ROSEBURG
WINSTON
GRANTS PASS
SHADY COVE
CENTRAL PT
EAGLE PT
MEDFORD
KLAMATH FALLS
ASHLAND
YREKA
DORRIS
TULELAKE
GREENVIEW
WEED
MT. SHASTA
McCLOUD
DUNSMUIR
REDDING
California
ANDERSON
RED BLUFF
CORNING
CHICO
ROCKLIN
ROSEVILLE
FOLSOM
WOODLAND
NATOMAS
ELK GROVE
GALT

Mature Markets= 12%
$7.6 Billion

Newer Markets < 2%
$24.4 Billion

PremierWest BANCORP

Pro-Forma Branch Map – Strategic Fit



Astoria
Longview
Tillamook
Portland
Salem
Newport
Corvallis
Eugene
OREGON
Roseburg
Grants Pass
Medford
Klamath Falls
Crescent City
Eureka
Redding
Chico
Ukiah
Sacramento
Santa Rosa
Stockton
San Francisco
Modesto
San Jose
Salinas
CALIFORNIA
Fresno
Visalia
Bakersfield
Santa Maria
Oxnard
Los Angeles
Riverside
San Diego
Mexicali
Kennewick
Walla Walla
Lewiston
Pendleton
La Grande
Heppner
Baker City
Boise
IDAHO
Twin Falls
Anaconda
UNITED STA
Winnemucca
Elko
Battle Mountain
Lovelock
NEVADA
Reno
Carson City
Tonopah
Pioche
Las Vegas



Live Oak
Colusa
Yuba
Rough and Ready
Penn Valley
Nevada City
Grass Valley
Tierra Buena
Yuba City
Sutter
Marysville
Linda
Colfax
Arbuckle
Wheatland
Foresthill
CALIFORNIA
Meadow Vista
Lincoln
Auburn
Rocklin
Roseville
Yolo
North Highlands
Citrus Heights
Placerville
Camino
Woodland
Rio Linda
Orangevale
Folsom
Cameron Park
Arcade
Carmichael
Davis
Winters
Sacramento
Parkway
Florin
Sloughhouse
Plymouth
Amador
Dixon
Laguna West
Wilton
Amador City
Elk Grove
Sacramento
Sutter Creek
Jackson
Vacaville
Ione
Fairfield
Galt
Solano
Lockeford
Woodbridge

🔴	= New PRWT Locations
🟢	= Existing PRWT Locations

Source: Microsoft MapPoint

Liquidity Improvement



Loan / Deposit Ratio
Before
After
104.5%
74.1%
0.0%
20.0%
40.0%
60.0%
80.0%
100.0%
120.0%

Expanded funding base increases franchise liquidity; loan/deposit ratio drops from 104.5% to 74.1%

PremierWest BANCORP

Note: all financial data current as of 12/31/2008

Geographic Deposit Breakdown

Branch Deposit Mix Before Transaction*


California
43.7%
Oregon
56.3%

*Does not include brokered deposits

Branch Deposit Mix After Transaction*


California
61.4%
Oregon
38.6%

*Does not include brokered deposits

After the transaction 61.4% of PremierWest's branch deposits will reside in California and 38.6% in Oregon*

PremierWest BANCORP

Note: all financial data current as of 12/31/2008

Reasons to Invest

Consistent Growth Strategy
Proven Execution

- **Strategy Initiated in 1998**
- **4 Successful Bank Acquisitions**
- **Proactive Loan Administration**
- **Growing Markets with Great Opportunities**


Oregon
PORTLAND
EUGENE
REDMOND
BEND
DRAIN
SUTHERLIN
COOS BAY
GLIDE
ROSEBURG
(4 locations)
WINSTON
GRANTS PASS
(2 locations)
SHADY COVE
CENTRAL PT
EAGLE PT
MEDFORD
(6 locations)
KLAMATH FALLS
(2 locations)
ASHLAND
YREKA
DORRIS
TULELAKE
GREENVIEW
WEED
MT. SHASTA
McCLOUD
DUNSMUIR
REDDING (2 locations)
ANDERSON
California
RED BLUFF
CORNING
CHICO (2 locations)
ROCKLIN
ROSEVILLE
WOODLAND
FOLSOM
NATOMAS
ELK GROVE
GALT

PremierWest®
BANCORP